POWER OF ATTORNEY
1994 FORM 10-K

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.

                              Garry J. Scheuring
                              __________________
                              Garry J. Scheuring


Attest:




John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                              Howard I. Atkins
                              ________________
                              Howard I. Atkins

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                             James E. Kelly
                             ______________
                             James E. Kelly

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                              Charles Ehinger
                              _______________
                              Charles Ehinger

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                              David Girard-diCarlo
                              ____________________
                              David Girard-diCarlo

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                              Fred Haab
                              _________
                              Fred Haab

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                             Kevork Hovnanian
                             ________________
                             Kevork Hovnanian

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                              Arthur Kania
                              ____________
                              Arthur Kania

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.

                              Aubrey Lewis
                              ____________
                              Aubrey Lewis

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                              David McBride
                              _____________
                              David McBride

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                              Desmond McDonald
                              ________________
                              Desmond McDonald

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                              William McKenna
                              _______________
                              William McKenna

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                              Marcy Syms
                              __________
                              Marcy Syms

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                              Roy Peraino
                              ___________
                              Roy Peraino

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                              Ernest Ransome, III
                              ___________________
                              Ernest Ransome, III

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                              B.P. Russell
                              ____________
                              B.P. Russell

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                              Fred Sullivan
                              _____________
                              Fred Sullivan

Attest:


John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary

POWER OF ATTORNEY
1994 FORM 10-K

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1994 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 21st day of December, 1994.


                              Harold Yoh
                              __________
                              Harold Yoh

Attest:



John M. Sperger
_______________
John M. Sperger
Senior Vice President & Secretary